SECURITIES AND EXCHANGE COMMISSION



                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                        Date of Report: September 2, 2003




                                   VALHI, INC.
             (Exact name of Registrant as specified in its charter)



      Delaware                       1-5467                       87-0110150
  (State or other                 (Commission                  (IRS Employer
   jurisdiction of                File Number)                 Identification
    incorporation)                                                   No.)



    5430 LBJ Freeway, Suite 1700, Dallas, TX               75240-2697
    (Address of principal executive offices)                (Zip Code)



                                 (972) 233-1700
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibit

              Item No.          Exhibit Index
              ----------        ------------------------------------------------
              99.1              Press release dated September 2, 2003 issued by
                                Valhi, Inc.


Item 9:  Regulation FD Disclosure

         The registrant hereby furnishes the information set forth in the press release issued on September 2, 2003, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

         The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     VALHI, INC.
                                                     (Registrant)




                                                     By:  /s/ A. Andrew R. Louis
                                                          ----------------------
                                                          A. Andrew R.
                                                          Louis Secretary




Date:  September 2, 2003

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       --------------------------------------------------

99.1              Press release dated September 2, 2003 issued by Valhi, Inc.